EXHIBIT  99.1
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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS

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                                                 FOR IMMEDIATE RELEASE
                                                 White Plains, New York
                                                 November 10, 2009

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the NYSE AMEX LLC (PDLB) and the over the counter market (PDNLA), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate or interests in real estate.

Results of operations for the three months ended September 30, 2009:
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The Company's net loss for the three months ended September, 2009 was $.35 per share (basic) compared to net income of $.91 per share (basic) for the three months ended September 30, 2008.

Continuing Operations:

Loss from continuing operations was $.35 per share for the three months ended September 30, 2009 compared to income of $.06 per share for the three months ended September 30, 2008. This decrease in income of $.41 per share was primarily attributable to the $.27 per share increase in general and administrative expenses and the $.10 per share increase in the Company's share of the loss from joint ventures.

General and administrative expenses increased by $.27 per share as a result of the impact of a $.29 per share reversal during the three months ended September 30, 2008 of interest expense previously accrued in accordance with an income tax accounting standard the Company had previously adopted on January 1, 2007. Following the adoption of this standard, the Company had accrued interest related to tax positions for which the Company may have been required to pay a deficiency dividend to its shareholders and recorded this interest expense in general and administrative expenses. When the statute of limitations with respect to these tax positions lapsed in September, 2008, the Company reversed the $.29 per share interest accrual at that time and general and administrative expenses were reduced by such reversal.

The $.10 per share increase in the Company's share of the loss from joint ventures included $.06 per share from the operations of a property in Puerto Rico in which the Company has a 50% interest.

Discontinued Operations:

The total income from discontinued operations was $.00 per share for the three months ended September 30, 2009 compared to $.85 per share for the three months ended September 30, 2008. The three months ended September 30, 2008 included a gain of $.81 per share from the sale of a package of 42 cooperative apartment units at Towne House in New Rochelle, New York and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.

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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS

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                                                 FOR IMMEDIATE RELEASE
                                                 White Plains, New York
                                                 November 10, 2009

Results of operations for the nine months ended September 30, 2009:
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The Company's net income for the nine months ended September 30, 2009 was $1.20 per share (basic) compared to $.43 per share (basic) for the nine months ended September 30, 2008.

Continuing Operations:

Income from continuing operations was $.24 per share for the nine months ended September 30, 2009 compared to a loss of $.39 per share for the nine months ended September 30, 2008. This increase in income of $.63 per share was primarily attributable to a $1.18 per share gain recorded during the nine months ended September 30, 2009 in connection with the settlement of several joint venture loans. As more fully described in the Company's Form 10-Q for the quarterly period ended September 30, 2009, the Company entered into a settlement agreement on February 27, 2009 with its joint venture partners with respect to defaults by the joint ventures on three of the Company's mezzanine loans. This increase in income was partially offset by a $.26 per share increase in general and administrative expenses, a $.14 per share decrease in interest income earned on notes receivable and a $.14 per share increase in the Company's share of the loss from joint ventures.

General and administrative expenses increased by $.26 per share primarily as a result of the impact of the reversal in 2008 of interest expense previously accrued in accordance with the accounting standard discussed above. The impact of the reversal in the nine months ended September 30, 2008 was $.24 per share.

Interest income earned on notes receivable decreased by $.14 per share primarily as a result of repayments of notes receivable during the nine months ended September 30, 2008.

The $.14 per share increase in the Company's share of the loss from joint ventures included $.13 per share from the operations of a property in Puerto Rico in which the Company has a 50% interest.

Discontinued Operations:

The total income from discontinued operations was $.96 per share for the nine months ended September 30, 2009 compared to $.82 per share for the nine months ended September 30, 2008.




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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS

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                                                 FOR IMMEDIATE RELEASE
                                                 White Plains, New York
                                                 November 10, 2009


The nine months ended September 30, 2009 included a gain of $.95 per share from the sale of the Crown Court property in New Haven, Connecticut. The nine months ended September 30, 2008 included a gain of $.75 per share from the sale of a package of 42 cooperative apartment units at Towne House in New Rochelle, New York and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.



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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS

-------------------------------------------------------------------------------

                                                 FOR IMMEDIATE RELEASE
                                                 White Plains, New York
                                                 November 10, 2009



                                                                            RESULTS OF OPERATIONS
                                                                                  (Unaudited)
                                                              THREE MONTHS ENDED                NINE MONTHS ENDED
                                                                 SEPTEMBER 30,                     SEPTEMBER 30,
                                                            2009              2008              2009             2008
Gross revenues (excluding revenues from
  discontinued operations)                                 $1,418,000       $1,689,000        $4,439,000        $5,002,000
                                                        ==============    =============     =============    ==============

Income (loss) from continuing operations                  ($1,270,000)        $220,000          $627,000       ($1,452,000)
                                                        --------------    -------------     -------------    --------------

Income (loss) from discontinued operations                     (3,000)          70,000            36,000           196,000
Net gain from sales of discontinued operations                   -           2,893,000         3,208,000         2,893,000
                                                        --------------    -------------     -------------    --------------
Total income (loss) from discontinued operations               (3,000)       2,963,000         3,244,000         3,089,000
                                                        --------------    -------------     -------------    --------------

Net income (loss)                                          (1,273,000)       3,183,000         3,871,000         1,637,000

  Add: Net loss from noncontrolling interest                   87,000              -             171,000              -
                                                        --------------    -------------     -------------    --------------

Net Income (Loss) attributable to
  Presidential Realty Corporation                         ($1,186,000)      $3,183,000        $4,042,000        $1,637,000
                                                        ==============    =============     =============    ==============

Per share of common stock attributable to Presidential Realty Corporation (basic and diluted):

Income (loss) from continuing operations                       ($0.35)           $0.06             $0.24            ($0.39)
                                                        --------------    -------------     -------------    --------------

Income from discontinued operations                                 -             0.02              0.01              0.05
Net gain from sales of discontinued operations                      -             0.83              0.95              0.77
                                                        --------------    -------------     -------------    --------------
Total income (loss) from discontinued operations                    -             0.85              0.96              0.82
                                                        --------------    -------------     -------------    --------------

Net Income (Loss) per Common Share - basic                     ($0.35)           $0.91             $1.20             $0.43
                                                        ==============    =============     =============    ==============
                                   - diluted                   ($0.35)           $0.90             $1.19             $0.43
                                                        ==============    =============     =============    ==============

Average shares outstanding - basic                          3,381,982        3,501,921         3,380,667         3,770,895
                                                        ==============    =============     =============    ==============
                           - diluted                        3,381,982        3,533,118         3,399,592         3,770,895
                                                        ==============    =============     =============    ==============

Cash distributions per common share                            $ -               $0.16            $ -                $0.48
                                                        ==============    =============     =============    ==============





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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS

-------------------------------------------------------------------------------

                                                 FOR IMMEDIATE RELEASE
                                                 White Plains, New York
                                                 November 10, 2009



Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

   o continuing generally adverse economic and business conditions, which, among other things, (a) affect the demand for residential, retail, industrial and office space at properties owned by the Company or which are security for loans made by the Company, (b) affect the availability and creditworthiness of prospective tenants and the rental rates obtainable at the properties, and (c) affect consumer demand for the products offered by the tenants at the malls owned by the joint venture in which the Company is a member, which adversely affects the operating results and valuations of such malls;
   o continuing adverse changes in the real estate markets, including a severe tightening of the availability of credit, which adversely affect the ability of the Company or the joint ventures in which the Company is a member to sell, or refinance the mortgages on, their properties and which may also affect the ability of prospective tenants to rent space at these properties;
   o     general risks of real estate development, ownership and operation;
   o     governmental actions and initiatives; and
   o     environmental and safety requirements.

Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the Company's 2008 Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.




For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number